                                                                EXHIBIT 10.103

                         FINANCIAL SECURITY ASSURANCE INC.
                                  350 Park Avenue
                             New York, New York 10022



                                                                    May 12, 1998


Arcadia Financial Ltd.
7825 Washington Avenue South
Minneapolis, Minnesota 55439-2444

     Re: OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-D; OLYMPIC AUTOMOBILE
         RECEIVABLES TRUST, 1997-A; ARCADIA AUTOMOBILE RECEIVABLES TRUST,
         1997-B

Ladies and Gentlemen:

     Reference is hereby made to the premium letters, dated December 12, 1996 (as amended to date, the "1996-D Premium Letter"), March 20, 1997 (as amended to date, the "1997-A Premium Letter") and June 19, 1997 (as amended to date, the "1997-B Premium Letter," and collectively, the "Premium Letters"), respectively, each from Financial Security Assurance Inc. ("Financial Security") and agreed to accepted by Arcadia Financial Ltd. ("AFL" formerly known as Olympic Financial Ltd.), relating to the Olympic Automobile Receivables Trust, 1996-D (the "1996-D Trust"), the olympic Automobile Receivables Trust, 1997-A (the "1997-A Trust") and the Arcadia Automobile Receivables Trust, 1997-B (the "1997-B Trust"), respectively.

     Reference is also made to (1) the Insurance and Indemnity Agreement, dated as of December 12, 1996, among Financial Security, the 1996-D Trust, Olympic First GP Inc., Olympic Second GP Inc., Arcadia Receivables Finance Corp. (the "Company," formerly known as Olympic Receivables Finance Corp.) and AFL, (2) the Insurance and Indemnity Agreement, dated as of March 20, 1997, among Financial Security, the 1997-A Trust, Olympic First GP Inc., Olympic Second GP Inc., the Company and AFL and (3) the Insurance and Indemnity Agreement, dated as of June 19, 1997, among Financial Security, the 1977-B Trust, the Company and AFL (collectively, the "Insurance Agreements").

     This letter will confirm the agreement of AFL and Financial Security that the Premium Letters shall be amended as described below. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the related Insurance and Indemnity Agreement.

AMENDMENT TO 1996-D PREMIUM LETTER

     The 1996-D Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1996-D Spread Account Recourse Reduction Amount" as of any Distribution Date means $8,000,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO 1997-A PREMIUM LETTER

     The 1997-A Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1997-A Spread Account Recourse Reduction Amount" as of any Distribution Date means $9,000,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO 1997-B PREMIUM LETTER

     The 1997-B Premium Letter is hereby amended to add the following paragraph immediately following the third paragraph:

     "The "1997-B Spread Account Recourse Reduction Amount" as of any Distribution Date means $8,000,000 minus the aggregate of all Spread Account Recourse Adjustment Amounts related thereto."

AMENDMENT TO THE PREMIUM LETTERS

     Each of the Premium Letters is further amended by adding the following definitions after each of the above replacement paragraphs:

     The related "Spread Account Recourse Adjustment Amount," shall be $0
(zero) until the earlier of the following occurrences: (a) one year from the effective date of this amendment or (b) the sum of (i) 3.5% of the Series 1996-D Balance, (ii) 3.25% of the Series 1997-A Balance and (iii) 3.5% of the Series 1997-B Balance, in each case as of the most recent Distribution Date, is equal to or less than $25,000,000. Thereafter, the related Spread Account Recourse Adjustment Amount with respect to a Series on each Distribution Date, so long as no Insurance Agreement Event of Default or Capture Event exists, shall be the lesser of (x) the related Spread Account Recourse Maximum Adjustment Amount and (y) the amount deposited into the related Spread Account on such Distribution Date pursuant to Section 3.03(b), priority EIGHTH clause FIRST of the Spread Account Agreement.

     The related "Spread Account Recourse Maximum Adjustment Amount," with respect to any Distribution Date after the earlier of the occurrences described in clauses (a) and (b) in the definition of Spread Account Recourse Adjustment Amount, shall mean the sum of (i) $1,000,000 and (ii) the amount by which the Spread Account Recourse Maximum Adjustment Amount for the immediately preceding Distribution Date exceeded the related Spread Account Recourse Adjustment Amount for such preceding Distribution Date; PROVIDED, HOWEVER, that in no case shall the Spread Account Recourse Maximum Adjustment Amount exceed the current Spread Account Recourse Reduction Amount as of such Distribution Date (prior to giving effect to deposits into the related Spread Account pursuant to Section 3.03(b) priority EIGHTH, clause FIRST on such Distribution Date.

     Except as provided herein, all provisions, terms and conditions of the Premium Letters shall remain in full force and effect. As amended hereby, each of the Premium Letters are ratified and confirmed in all respects. Each of Financial Security and AFL agree that this amendment to the Premium Letters shall be in effect only for so long as Financial Security shall not have delivered a notice to AFL specifying that this amendment shall cease to be in effect from and after the date specified in the notice. Upon such termination, all the terms of the Premium Letters in effect immediately before the effectiveness of this amendment shall be in effect from and after such date.


                                             Very truly yours,

                                             FINANCIAL SECURITY ASSURANCE INC.


                                             By:       /s/ [ILLEGIBLE]
                                                 -----------------------------
                                                      Authorized Officer


Agreed to and accepted by:

ARCADIA FINANCIAL LTD.


By:   /s/ John A. Witham
    -------------------------------------
    Name:    John A. Witham
    Title:   Executive Vice President and
             Chief Financial Officer